UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

☒  Filed by the Registrant                    ☐  Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Societal CDMO, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! SOCIETAL CDMO, INC. 2022 Annual Meeting Vote by May 17, 2022 11:59 PM ET SOCIETAL CDMO, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. PO BOX 1342 BRENTWOOD, NY 11717 D75777-P70523 You invested in SOCIETAL CDMO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 18, 2022. Vote Virtually at the Meeting* May 18, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/SCTL2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number *Please check the meeting materials for any special requirements for meeting attendance. Virtually at: www.virtualshareholdermeeting.com/SCTL2022 For complete information and to vote, visit www.ProxyVote.com Control #For complete information and to vote, visit www.ProxyVote.com Control # Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends D75778-P70523 01) J. David Enloe, Jr. 02) Bryan M. Reasons 1. Election of Class II directors for a three-year term expiring in 2025 Nominees: 2. Approval of a one-time option exchange for non-executive employees. 3. Approval, on an advisory basis, of the compensation of our named executive officers. 4. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2022. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. NOTE: Such other business as may properly come before the annual meeting or any adjournment or postponement thereof. For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.